                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                             --------------------

                                  FORM 8-K/A
                               Amendment No. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported): July 10, 1996
                                                  ----------------------------

                           MULTI-MARKET RADIO, INC.
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)



       Delaware            0-22080                    35-3707697
- ------------------------------------------------------------------------------
 (State or Other    (Commission File No.)    (IRS Employer Identification No.)
 Jurisdiction of
  Incorporation)



150 East 58th Street, New York, New York                                 10155
- ------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code: (212) 407-9150
                                                    --------------------------




                                     N/A
- ------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not Applicable

     (b)  Pro Forma Financial Information
          -------------------------------

          The pro forma financial information required by Item 7(b) for the required period is set forth below:



($ in 000s, except per share data)
                                                                    YEAR ENDED DECEMBER 31, 1995

                                                            REPORTED      ADJUSTMENTS        PRO FORMA
                                                            --------      -----------        ---------

Gross revenues                                            $   20,325      $   (1,734)       $   18,591
Agency commissions                                            (2,037)            216            (1,821)
                                                          -----------     -----------       -----------
Net revenues                                                  18,288          (1,518)           16,770
Station operating expenses                                    11,026          (1,679)            9,347
Depreciation and amortization expense                          1,751            (211)            1,540
Non-cash compensation                                            281              -                281
Corporate expenses                                             1,665              -              1,665
                                                          -----------     -----------       ----------
Total operating expenses                                      14,723          (1,890)           12,833
                                                          -----------     -----------       -----------
Operating income                                               3,565             372             3,937
Interest income (expense), net                                (4,965)             -             (4,965)
Other income (expense)                                            10              -                 10
                                                          -----------     -----------       -----------
Loss before income taxes and extraordinary item               (1,390)            372            (1,018)
Benefit from income taxes                                         59              -                 59
                                                          -----------     -----------       -----------
Loss before extraordinary item                                (1,331)            372              (959)
Extraordinary item-loss on early extinguishment of debt         (329)             -               (329)
                                                          -----------     -----------       -----------
Net loss                                                  $   (1,660)     $      372        $   (1,288)
                                                          -----------     -----------       -----------


Per common share
Loss before extraordinary item                            $    (0.38)     $     0.11        $    (0.27)
Extraordinary item                                        $    (0.10)     $       -         $    (0.10)
                                                          -----------     -----------       ------------
Net loss                                                  $    (0.48)     $     0.11        $    (0.37)
                                                          -----------     -----------       ------------

Weighted average common shares outstanding                 3,490,000       3,490,000         3,490,000
                                                         -----------     -----------       -----------

($ in 000s, except per share data)

                                        Quarter ended March 31, 1996

                                 Reported       Adjustments     Pro Forma
                                 --------       -----------     ---------
Gross revenues                  $    5,347      $     (459)     $    4,888
Agency commissions                    (521)             53            (468)
                                ----------      ----------      ----------
Net revenues                         4,826            (406)          4,420
Station operating expenses           3,092            (490)          2,602
Depreciation and amortization
  expense                              424             (71)            353
Non-cash compensation                   65              --              65
Corporate expenses                     622              --             622
                                ----------       ----------      ----------
Total operating expenses             4,203            (561)          3,642
                                ----------      ----------      ----------
Operating income                       623             155             778
Provision for loss on pending
  sale of WRXR and WKBG             (1,540)          1,540              --
Write-off of pending acquisition
  and financing costs                 (570)                           (570)
Gain on sale of WRSF                    69                              69
Interest income (expense), net      (1,338)             --          (1,338)
Other income (expense)                  (3)             --              (3)
                                ----------      ----------      ----------
Loss before income taxes            (2,759)          1,695          (1,064)
Provision for income taxes              --              --              --
                                ----------      ----------      ----------
Net loss                        $   (2,759)     $    1,695      $   (1,064)
                                ----------      ----------      ----------
Per common share
Net loss                        $    (0.79)     $     0.49           (0.30)
                                ----------      ----------      ----------
Weighted average common
  shares outstanding             3,490,000       3,490,000       3,490,000
                                ----------      ----------      ----------

($ in 000s)
                                                March 31, 1996

                                 Reported      Adjustments      Pro Forma
                                 --------      -----------      ---------
           ASSETS

Cash & cash equivalents           $ 3,960        $ 5,000         $ 8,960
Accounts receivable, net            3,437             --           3,437
Other current assets                  471             --             471
                                  -------        -------         -------
  Total current assets              7,868          5,000          12,868
Property, plant & equipment, net    3,649             --           3,649
Intangible assets, net             48,948             --          48,948
Deposits                            1,871                          1,871
Net assets to be sold               5,050         (5,000)             50
Other assets                           55             --              55
                                  -------        --------        -------
  Total Assets                    $67,441        $    --         $67,441
                                  -------        --------        -------

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities to affiliate          $   302        $    --         $   302
Accounts payable &
  accrued expenses                  1,555             --           1,555
Accrued interest                    1,298             --           1,298
Current portion of
  long-term debt                    1,826             --           1,826
                                  -------        -------         -------
  Total current liabilities         4,981             --           4,981
Deferred taxes                      7,373             --           7,373
Long-term debt                     39,341             --          39,341
Station sales deposits              3,563             --           3,563
Other                                  58             --              58
                                  -------        -------         -------
  Total liabilities                55,316             --          55,316
Stockholders' Equity               12,125             --          12,125
                                  -------        -------         -------
  Total Liabilities &
    Stockholders' Equity          $67,441        $    --         $67,441
                                  -------        -------         -------

     (c)  Exhibits
          --------

          Not Applicable

                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchagne Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly-authorized.


                                        MULTI-MARKET RADIO, INC.


                                        By:
                                           ----------------------
                                           Name:  Jerry Emlet
                                           Title: Chief Financial Officer

Date: August   , 1996